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RYDER SCOTT COMPANY
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PETROLEUM ENGINEERS                           FAX (713) 651-0849
                                        Telephone (713) 651-9191

1100 Louisiana     Suite 3800    Houston, Texas  77002-5218











                 CONSENT OF PETROLEUM ENGINEERING FIRM




     We consent to the reference to our name included in this Annual Report on Form 10-K for the year ended December 31, 1995 for Geodyne Energy Income Limited Partnership I-D.



                                   RYDER SCOTT COMPANY
                                   PETROLEUM ENGINEERS



Houston, Texas
March 28, 1996








Denver Office:  600 Seventeenth,  Suite 900N, Denver,  Colorado 80202-5401
                             Telephone (303) 623-9147   FAX (303) 623-4258
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